M Fund, Inc. (the “Corporation”)

Supplement dated July 11, 2025 to the

Statement of Additional Information of the Corporation

dated May 1, 2025, as supplemented

In the section entitled “Management of the Funds,” the Officers of the Corporation table beginning on page 24 is deleted in its entirety and replaced with the following:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert Olson 1125 NW Couch St., Suite 900 Portland, OR 97209 1974	President	One Year Since October 2023	Head of Advisory Services, M Financial Group, September 2023 to present; President, M Financial Investment Advisers, October 2023 to present; Director of Investment Product Management, Morningstar Investment Management, 2019 to September 2023; International Business Manager, Nuveen Investments, 2010 to 2019.
Troy Sheets ACA Group 190 Middle Street, Suite 301 Portland, ME 04101 1971	Treasurer	One Year Since July 2025	Director, ACA Group, 2024 to present; Senior Principal Consultant, ACA Group, 2022 to 2024; Director, Foreside Fund Officer Services, LLC, 2016 to 2022.
Hannah Hasbrook 1125 NW Couch St., Suite 900 Portland, OR 97209 1975	Secretary	One Year Since July 2025	M Fund Administration Manager, M Financial Group, 2015 to present.

In the section entitled “Investment Advisory and Other Services,” the first paragraph under “Investment Adviser” on page 29 is deleted in its entirety and replaced with the following:

M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Funds. Robert Olson serves as President of the Adviser and President of the Corporation and Kenneth A. Kalina serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Adviser and of the Corporation.

Please retain this Supplement for future reference.